SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 24, 2000

ENDWAVE CORPORATION
 (Exact Name of Registrant as Specified in its Charter)

DELAWARE
 (State or Other Jurisdiction of Incorporation)

000-31635	95-4333817
(Commission File Number)	(I.R.S. Employer Identification No.)

321 Soquel Way, Sunnyvale, CA 94085
(Address of Principal Executive Offices)

(408) 522-3100
 (Registrant's Telephone Number, Including Area Code)

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

INFORMATION TO BE INCLUDED IN REPORT

ITEM 5. OTHER EVENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. THE FORWARD-LOOKING STATEMENTS CONTAINED HEREIN INVOLVE RISKS AND UNCERTAINTIES SUCH AS THE FOLLOWING: THE RISKS THAT PRODUCTS WILL FAIL TO ACHIEVE MARKET ACCEPTANCE, THE TIMING OF CUSTOMER ORDERS, DELAYS IN THE DESIGN PROCESS, THE LENGTH OF OUR SALES CYCLE, OUR ABILITY TO DEVELOP, INTRODUCE AND MARKET NEW PRODUCTS AND PRODUCT ENHANCEMENTS, CHANGES IN PRODUCT MIX OR DISTRIBUTION CHANNELS; THE DEMAND FOR WIRELESS NETWORKING PRODUCTS AND END-USER PRODUCTS THAT INCORPORATE WIRELESS TECHNOLOGY; COMPETITIVE TECHNOLOGIES; AND, TECHNOLOGICAL DIFFICULTIES AND RESOURCE CONSTRAINTS ENCOUNTERED IN DEVELOPING AND/OR INTRODUCING NEW PRODUCTS. ACTUAL RESULTS AND DEVELOPMENTS MAY DIFFER MATERIALLY FROM THOSE DESCRIBED OR INCORPORATED BY REFERENCE IN THIS REPORT. FOR MORE INFORMATION ABOUT THE COMPA NY AND RISKS ARISING WHEN INVESTING IN THE COMPANY, INVESTORS ARE DIRECTED TO THE COMPANY'S MOST RECENT REPORT ON FORM S-1 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH WAS DECLARED EFFECTIVE ON OCTOBER 16, 2000.

     On October 24, 2000, Endwave Corporation (the “Company”) issued a press release reporting its results for the quarter ended September 30, 2000.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

Exhibit
Number	Description

99.1	Press Release titled “Endwave Corporation Reports Record Revenues of $12.5 Million for
the Third Quarter” dated October 24, 2000.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDWAVE CORPORATION

By: /s/ Edward A. Keible, Jr.

Edward A. Keible, Jr.
President and Chief Executive Officer

Dated: October 31, 2000

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release titled “Endwave Corporation Reports Record Revenues of $12.5 Million for
the Third Quarter” dated October 24, 2000.